Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Equity Growth Fund

Supplement dated December 10, 2025, to the Funds’ Prospectus and Statement of Additional Information dated April 30, 2025, as amended

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At a meeting held on December 8 and 9, 2025, the Board of Trustees of Baillie Gifford Funds (“BG Funds”) approved and adopted, with respect to each Fund listed as a “Target Fund” in the table below, an Agreement and Plan of Reorganization (each, a “Plan”), pursuant to which each Target Fund will merge with and into each Fund listed as an “Acquiring Fund” in the table below (each Acquiring Fund, together with the Target Funds, the “Funds” and each a “Fund”), each a newly-organized series Baillie Gifford ETF Trust (each, a “Reorganization”).

Target Funds	Acquiring Funds
Baillie Gifford International Concentrated Growth Equities Fund	Baillie Gifford International Concentrated Growth ETF
Baillie Gifford Long Term Global Growth Fund	Baillie Gifford Long Term Global Growth ETF
Baillie Gifford U.S. Equity Growth Fund	Baillie Gifford U.S. Equity Growth ETF

If the Plan is approved by shareholders of a Target Fund, the Reorganization of the Target Fund will consist of (1) the transfer of substantially all of the Target Fund’s assets and liabilities to the corresponding Acquiring Fund in return for shares of the Acquiring Fund; and (2) the distribution of Acquiring Fund shares to the corresponding Target Fund’s shareholders in complete liquidation of the applicable Target Fund. Each Acquiring Fund will be managed in a substantially similar manner as the corresponding Target Fund, and each Acquiring Fund’s investment objective, principal investment strategies, investment adviser and portfolio management team will be substantially similar to that of the corresponding Target Fund. Each Target Fund and each Acquiring Fund is a series of a registered, open-end management investment company, although each Target Fund is a mutual fund while each Acquiring Fund will operate as an exchange-traded fund (“ETF”).

A notice of a special meeting of shareholders and a proxy statement/prospectus (the “Proxy Statement”) seeking shareholder approval for the Plan will be sent to the shareholders of the Target Funds in the first calendar quarter of 2026. The Proxy Statement will describe the Acquiring Funds and include other important information about the Reorganizations, including a comparison of each Target Fund and the corresponding Acquiring Fund, the rationale for the Reorganizations and a discussion of certain Reorganization-related costs to be borne by the Funds’ investment adviser. Please read the Proxy Statement carefully.

If the Reorganizations are approved by the Target Funds’ shareholders, each class of shares of the Target Funds, other than Class K shares, will be converted into Class K shares prior to the Reorganizations. In addition, if the Reorganizations are approved by the Target Funds’ shareholders, prior to the Reorganizations, Baillie Gifford International Concentrated Growth Equities Fund expects to effect a 1-for-3 reverse stock split, or a reverse stock split at such other ratio as the officers of BG Funds may determine, so that the value of each share of Baillie Gifford International Concentrated Growth Equities Fund immediately prior to the Reorganizations will correspond to approximately the initial per-share net asset value (“NAV”) of Baillie Gifford International Concentrated Growth ETF shares to be issued. After such conversion and reverse stock split, as applicable, any fractional shares held by shareholders will be redeemed, and the Target Funds will distribute the redemption proceeds to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

In addition, shareholders who do not currently have a brokerage account that can accept ETF shares will need to open such a brokerage account prior to the Reorganizations in order to receive and hold the Acquiring Fund shares distributed in the Reorganizations. If Target Fund shareholders do not have a brokerage account that can accept shares of an ETF by that date, their position will be liquidated and they will receive a cash distribution equal in value to the NAV of their Target Fund shares less any fees and expenses their intermediary may charge.

Each Reorganization is currently expected to occur on or about June 1, 2026, on which date, the shareholders of the applicable Target Fund will become shareholders of the corresponding Acquiring Fund and will no longer be shareholders of the Target Fund. Each Reorganization is intended to qualify as a tax-free transaction for the applicable Target Fund and its shareholders for federal income tax purposes.

Shareholders are urged to read the relevant documents filed or to be filed with the Securities and Exchange Commission (the “SEC”), including the Proxy Statement, because they contain important information. Shareholders may obtain a free copy of the Proxy Statement (when available) and other documents filed with the SEC on the SEC's website at http://www.sec.gov. Copies of all of these documents, once available, also may be obtained upon request without charge by visiting bailliegifford.com or calling 1-844-394-6127.

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

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This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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